UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2011

Commission file number 1-8198

HSBC FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	86-1052062 (IRS Employer Identification Number)

26525 N. Riverwoods Boulevard Mettawa, Illinois (Address of principal executive offices)	60045 (Zip Code)

Registrant’s telephone number, including area code (224) 544-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Items.

On August 10, 2011, HSBC Holdings plc (“HSBC”) issued a press release announcing that, through its indirect, wholly owned subsidiaries, HSBC Finance Corporation, HSBC USA Inc., HSBC Technology and Services (USA) Inc. and other wholly owned affiliates, HSBC agreed to sell its card and retail services business in the United States to Capital One Financial Corporation.  A copy of the press release issued by HSBC is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION
(Registrant)

	By:	/s/ JULIE A. DAVENPORT
Julie A. Davenport
Executive Vice President and General Counsel

Dated: August 10, 2011

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 10, 2011